Exhibit 99.1

Jazz Pharmaceuticals Announces Private Offering of $850 Million of

Exchangeable Senior Notes due 2030 and Concurrent Ordinary Share Repurchases

DUBLIN, September 3, 2024 — Jazz Pharmaceuticals plc (Nasdaq: JAZZ) (“Jazz Pharmaceuticals”) today announced that Jazz Investments I Limited, its wholly-owned subsidiary (the “Issuer”), intends to offer, subject to market conditions and other factors, $850 million aggregate principal amount of exchangeable senior notes due 2030 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Issuer also expects to grant the initial purchasers of the notes an option, exercisable within a period of 13 days from and including the date the notes are first issued, to purchase up to an additional $150 million aggregate principal amount of notes.

The notes will be exchangeable under certain conditions. The Issuer will settle exchanges by paying cash up to the aggregate principal amount of the notes to be exchanged. The remainder, if any, of the Issuer’s exchange obligation in excess of the aggregate principal amount of the notes, will be settled in cash, ordinary shares of Jazz Pharmaceuticals (“ordinary shares”) or a combination of cash and ordinary shares, at the Issuer’s election. The interest rate, initial exchange rate and other terms of the notes will be determined at the time of pricing of the offering.

The notes will be general unsecured obligations of the Issuer and will accrue interest payable semiannually in arrears. The Issuer’s obligations under the notes will be fully and unconditionally guaranteed on a senior unsecured basis by Jazz Pharmaceuticals; will rank pari passu in right of payment with the Issuer’s existing 2.000% exchangeable senior notes due 2026; will be effectively subordinated to the Issuer’s guarantees of the indebtedness under Jazz Pharmaceuticals’ credit agreement (the “credit agreement”) and Jazz Pharmaceuticals’ 4.375% senior secured notes due 2029 (the “senior secured notes”) to the extent of the value of the assets securing such guarantees; and will be structurally subordinated to the indebtedness and guarantees under the credit agreement and the senior secured notes of Jazz Pharmaceuticals’ other subsidiaries that are borrowers or have provided guarantees of such indebtedness.

Jazz Pharmaceuticals, together with its consolidated subsidiaries (“Jazz”), expects to use a portion of the net proceeds to prepay up to approximately $350 million of the term loans outstanding under the credit agreement and the remainder for general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, Jazz expects to use the net proceeds from the sale of the additional notes for further prepayments of the term loans.

Jazz Pharmaceuticals also expects to repurchase up to $150 million of its ordinary shares from purchasers of the notes in privately negotiated transactions with or through one of the initial purchasers or its affiliate concurrently with the pricing of the offering (the “concurrent ordinary share repurchases”). Jazz Pharmaceuticals expects the purchase price per ordinary share repurchased in such concurrent ordinary share repurchases to equal the closing price per ordinary share on the date of the offering. To the extent Jazz Pharmaceuticals effects any such concurrent ordinary share repurchases, it will pay for such repurchases with existing cash on hand and such repurchases will be effected as part of Jazz Pharmaceuticals’ share repurchase program announced in July 2024. Accordingly, any such concurrent ordinary share repurchases will reduce the remaining amount authorized under the share repurchase program. No assurance can be given as to how much, if any, of Jazz Pharmaceuticals’ ordinary shares will be repurchased or the terms on which they will be repurchased. The concurrent ordinary share repurchases could increase, or reduce the size of any decrease in, the market price of the ordinary shares, including concurrently with the pricing of the notes, resulting in a higher effective exchange price for the notes. This press release is not an offer to repurchase the ordinary shares, and the offering of the notes is not contingent upon the repurchase of any ordinary shares.

None of the notes, the guarantee or the ordinary shares issuable upon exchange of the notes, if any, have been registered under the Securities Act or the securities laws of any other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release does not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Jazz Pharmaceuticals

Jazz Pharmaceuticals plc (Nasdaq: JAZZ) is a global biopharma company whose purpose is to innovate to transform the lives of patients and their families. We are dedicated to developing life-changing medicines for people with serious diseases — often with limited or no therapeutic options. We have a diverse portfolio of marketed medicines, including leading therapies for sleep disorders and epilepsy, and a growing portfolio of cancer treatments. Our patient-focused and science-driven approach powers pioneering research and development advancements across our robust pipeline of innovative therapeutics in oncology and neuroscience. Jazz is headquartered in Dublin, Ireland with research and development laboratories, manufacturing facilities and employees in multiple countries committed to serving patients worldwide.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements related to the offering and the proposed terms of the notes; the expected use of the net proceeds from the offering, including any prepayment of the term loans outstanding under the credit agreement; the timing and amount of the concurrent ordinary share repurchases and the potential impacts thereof; and other statements that are not historical facts. These forward-looking statements are based on Jazz Pharmaceuticals’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Do not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with market risks, trends and conditions, and Jazz Pharmaceuticals’ ability to complete the offering and the concurrent ordinary share repurchases on the proposed terms and timing. These and other risks and uncertainties affecting Jazz Pharmaceuticals, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals’ Securities and Exchange Commission filings and reports, including Jazz Pharmaceuticals’ Annual Report on Form 10-K for the year ended December 31, 2023, as supplemented by its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and any future filings and reports by Jazz Pharmaceuticals. Other risks and uncertainties of which Jazz Pharmaceuticals is not currently aware may also affect Jazz Pharmaceuticals’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements herein are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Jazz Pharmaceuticals on its website or otherwise. Jazz Pharmaceuticals undertakes no obligation to update or supplement any forward-looking statements to reflect actual results due to any new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Contacts:

Media:

Kristin Bhavnani

Head of Global Corporate Communications

Jazz Pharmaceuticals plc

CorporateAffairsMediaInfo@jazzpharma.com

Ireland +353 1 637 2141

U.S. +1 215 867 4948

Investors:

Andrea N. Flynn, Ph.D.

Vice President, Head, Investor Relations

Jazz Pharmaceuticals plc

investorinfo@jazzpharma.com

Ireland, +353 1 634 3211

U.S. +1 650 496 2717